Exhibit 23.2





                        CONSENT OF INDEPENDENT ACCOUNTANT

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated January 18, 2002, except
Note 5, as to which the date is February 27, 2002, which report is included in the WTC Industries, Inc., Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.



                                        McGLADREY & PULLEN, LLP


                                        /s/ McGladrey & Pullen, LLP


Minneapolis, Minnesota
April 25, 2002